EXHIBIT 17

As filed with the Securities and Exchange Commission on August 14, 1986

                                                      1933 Act File No.  33-4559
                                                      1940 Act File No. 811-4630
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /   /

Pre-Effective Amendment No. __                                        /   /

Post-Effective Amendment No. 1                                        / X /

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /   /

Amendment No. 2                                                       / X /
                        (Check appropriate box or boxes.)

                           FREEDOM INVESTMENT TRUST II
                           ---------------------------
                           (Exact Name of Registrant)

                      Three Center Plaza, Boston, MA 02108
                      ------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 523-3170
                                 --------------
                          Registrant's Telephone Number

                         Hugh A. Dunlap, Jr., President
                           Freedom Investment Trust II
                               Three Center Plaza
                          Boston, Massachusetts 02108
                          ---------------------------
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Edward T. O'Dell, Jr., P.C.
                            Goodwin, Procter & Hoar
                                 Exchange Place
                          Boston, Massachusetts 02109

     Approximate date of proposed public offering:

/ X /  on October 13, 1986 pursuant to paragraph (a) of Rule 485
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     Registrant  hereby declares its intention to register an indefinite  number of shares of beneficial interest, no par value, of the Freedom Global Income Plus Fund series pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended. Registrant has heretofore declared its intention to register an indefinite number of shares of beneficial interest, no par value, of the Freedom Global Fund series pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended.

                    Exhibit Index may be found on page ___.